                                      REGISTRATION NOS. 811-3591; 02-80154

==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933                        [ ]
                           PRE-EFFECTIVE AMENDMENT NO. 1                     [X]
                          POST-EFFECTIVE AMENDMENT NO.                       [ ]

                            ------------------------

                         CALVERT VARIABLE SERIES, INC.
               (Exact name of Registrant as Specified in Charter)

                              4550 MONTGOMERY AVE.
                               BETHESDA, MD 20814
               (Address of Principal Executive Offices)(Zip Code)

                                  800-368-2745
                        (Area Code and Telephone Number)

                             Ivy Wafford Duke, Esq
                           Associate General Counsel
                              Calvert Group, Ltd.
                              4550 Montgomery Ave
                                  Bethesda, MD
                     (Name and Address of Agent for Service)

                                   Copies to:

                             Marcus L. Collins, Esq
                               Ohio National Fund
                               One Financial Way
                              Cincinnati, OH 45242
                            ------------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

                            ------------------------

The registrant hereby amends this registration statement on such date as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                            ------------------------

THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF ITS SECURITIES UNDER THE SECURITIES ACT OF 1933, PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. IN RELIANCE UPON RULE 24f-2, NO FILING FEE IS BEING PAID AT THIS TIME.

                            OHIO NATIONAL FUND, INC.

                           SOCIAL AWARENESS PORTFOLIO

                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS


                                  MAY 2, 2003


                            ------------------------


     This is to notify you that a Meeting of Shareholders of Social Awareness Portfolio, a series of Ohio National Fund, Inc., will be held on May 2, 2003 at 10:00 a.m., Eastern Time, at the offices of Ohio National Fund, One Financial Way, Cincinnati, Ohio 45242, for the following purposes:


     1. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Social Awareness Portfolio, a series of Ohio National Fund, Inc., to Calvert Social Equity Portfolio, a series of Calvert Variable Series, Inc., in exchange for shares of Calvert Social Equity Portfolio and the assumption by Calvert Social Equity Portfolio of all of the liabilities of Ohio National Fund Social Awareness Portfolio, and the distribution of such shares to the shareholders of Ohio National Fund Social Awareness Portfolio in complete liquidation of Ohio National Fund Social Awareness Portfolio.

     2. To transact such other business as may properly come before the meeting.

     The Directors of Ohio National Fund, Inc. have fixed the close of business on February 26, 2003 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

                                        By Order of the Board of Directors

                                        /s/ Ronald L. Benedict
                                        Ronald L. Benedict
                                        Secretary


April 15, 2003


--------------------------------------------------------------------------------

          WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY
     IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED
                            AT THE SPECIAL MEETING.
--------------------------------------------------------------------------------

I     Overview of proposal........................................    3
II    Details of the proposed reorganization......................    6
III   Voting information..........................................    9
IV    Information about the funds.................................   10

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                          SOCIAL AWARENESS PORTFOLIO,
                      A SERIES OF OHIO NATIONAL FUND, INC.

                           IN EXCHANGE FOR SHARES OF
                        CALVERT SOCIAL EQUITY PORTFOLIO
                   A SERIES OF CALVERT VARIABLE SERIES, INC.

                             4550 MONTGOMERY AVENUE
                               BETHESDA, MARYLAND


                PROSPECTUS/PROXY STATEMENT DATED APRIL 15, 2003


                                  INTRODUCTION

     This Prospectus/Proxy Statement relates to the proposed merger (the "Merger") of Ohio National Fund Social Awareness Portfolio (the "Social Awareness Portfolio") into the Calvert Social Equity Portfolio (the "Calvert Social Equity Portfolio"). Ohio National Fund, Inc. is an open-end series management investment company organized as a Maryland corporation. The Calvert Variable Series, Inc. is an open-end series management investment company organized as a Maryland corporation. The Social Awareness Portfolio and the Calvert Social Equity Portfolio are sometimes referred to in this Prospectus/Proxy Statement each as a "Fund" or collectively as "the Funds".

     The Proposal described in this Prospectus/Proxy Statement relates to the proposed merger of the Social Awareness Portfolio into the Calvert Social Equity Portfolio. If the Merger occurs, you will become a shareholder of the Calvert Social Equity Portfolio. The Calvert Social Equity Portfolio seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities to potential capital appreciation and which meet the portfolio's investment and social criteria. It invests primarily in common stocks of large-cap companies having, on average, market capitalization of at least $1 billion. If the Agreement and Plan of Reorganization is approved by shareholders of the Social Awareness Portfolio and the Merger occurs, your Fund will transfer all of its assets and liabilities to the Calvert Social Equity Portfolio, in exchange for shares of the Calvert Social Equity Portfolio (the "Merger Shares") with a value equal to the assets and liabilities transferred. After that exchange, shares received by the Social Awareness Portfolio will be distributed pro rata to the Social Awareness Portfolio's shareholders. All shareholders of the Social Awareness Portfolio will receive shares of a single class of the Calvert Social Equity Portfolio.

     If you are the owner of a variable life insurance policy or a variable annuity contract issued by The Ohio National Life Insurance Company ("ONLIC"), Ohio National Life Assurance Corporation ("ONLAC") or National Security Life and Annuity Company ("National Security"), you are not actually a Fund shareholder. The issuing insurance companies are the legal owners of the Fund's shares. Despite not having the legal status as an owner of the shares, we may refer to you as a "shareholder" and your interest in the portfolios as "shares". The issuing life insurance companies want you to return the Voting Instructions so that they can vote the Fund shares represented by your variable insurance policy or variable annuity contract in accordance with your instructions. The persons named as proxies in the enclosed Voting Instructions intend to vote all of the shares of the portfolio, proportionately in accordance with the instructions given by those variable insurance policyholders or variable annuity contractowners who respond with their voting instructions. This Prospectus/Proxy Statement explains what you should know before investing in the Calvert Social Equity Portfolio. Please read it carefully and keep it for future reference.

     Because shareholders of the Social Awareness Portfolio are being asked to approve a transaction that will result in their receiving shares of the Calvert Social Equity Portfolio, this Proxy Statement also serves as a Prospectus for the shares of the Calvert Social Equity Portfolio to be issued in connection with the Merger.

     The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:


        - the current Prospectuses of the Calvert Social Equity Portfolio dated April 30, 2002 and the Social Awareness Portfolio, dated May 1, 2002, as supplemented through the date hereof (each a "Fund Prospectus");


        - each Fund's current Statement of Additional Information, dated April 30, 2002 (each a "Fund SAI"); and


        - the Statement of Additional Information dated April 15, 2003 relating to this Prospectus/Proxy Statement (the "Merger SAI").


     This Prospectus/Proxy Statement is accompanied by the following documents:

        - a copy of the Prospectus for the Calvert Social Equity Portfolio

     For a free copy of either Fund Prospectus, the SAI of either Fund, the Merger SAI, or the Annual or Semi-Annual Reports, please call or write to:

    Ohio National Fund, Inc.                     Calvert Variable Series, Inc.
    One Financial Way                            4550 Montgomery Avenue
    Cincinnati, Ohio 45242                       Suite 1000N
    800-366-6654                                 Bethesda, Maryland 20814
                                                 800-368-2745

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a crime.

     You can lose money by investing in the Calvert Social Equity Portfolio. The Calvert Social Equity Portfolio may not achieve its goals, and is not intended as a complete investment program. An investment in the Calvert Social Equity Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            I. OVERVIEW OF PROPOSAL
PROPOSED TRANSACTION

     The Directors of Ohio National Fund, Inc., on behalf of the Social Awareness Portfolio, and the Directors of Calvert Variable Series, Inc. on behalf of the Social Equity Portfolio have approved a transaction involving the merger of the Social Awareness Portfolio into the Calvert Social Equity Portfolio. The Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization. This Agreement will provide for the transfer of all of the assets of the Social Awareness Portfolio to the Calvert Social Equity Portfolio, in exchange for shares of the Calvert Social Equity Portfolio, followed by the liquidation of the Social Awareness Portfolio. A copy of the Agreement and Plan of Reorganization is included as Appendix A.

     Ohio National Investments, Inc. ("ONII") (itself and its predecessors) is the investment adviser for the Ohio National Fund, Inc., including the Social Awareness Portfolio. ONII and its predecessor have been in the business of investment management since 1969.

     Calvert Asset Management Company, Inc. ("Calvert Asset Management") is the investment adviser for the Calvert Social Equity Portfolio. Calvert Asset Management has been in the business of advising mutual funds since 1976. The Calvert Social Equity Portfolio is sub-advised by Atlanta Capital Management Company, L.L.C.

     If the Proposal is approved by the shareholders of the Social Awareness Portfolio, the Social Awareness Portfolio will receive a number of shares of the Calvert Social Equity Portfolio equal in value to the value of the net assets of the Social Awareness Portfolio being transferred. Following the transfer (i) the Social Awareness Portfolio will distribute to the holders of its shares a number of full and fractional shares of the Calvert Social Equity Portfolio equal in value to the value of the net assets of the Social Awareness Portfolio being transferred and attributable to the Social Awareness Portfolio and (ii) the Social Awareness Portfolio will be liquidated. The Merger is intended to be a tax-free reorganization.

     THE DIRECTORS OF OHIO NATIONAL FUND, INC. UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE SOCIAL AWARENESS PORTFOLIO APPROVE THIS PROPOSAL.

     In reaching that conclusion, the Directors considered the relatively small size of the Social Awareness Portfolio and the likelihood that it will not increase substantially in size in the foreseeable future, and that the Merger will offer shareholders of the Social Awareness Portfolio the opportunity to pursue a similar investment objective in a larger Fund, thereby taking advantage of larger scales of economy. In addition, the Board of Directors considered the cost to the Social Awareness Portfolio's adviser of maintaining the Social Awareness Portfolio at its current size and the likelihood that, in the absence of the Merger, the adviser would recommend to the Board that the Social Awareness Portfolio be liquidated.

OPERATING EXPENSES

     The following tables summarize expenses:

        (1) that each Fund incurred in its fiscal year ended December 31, 2002; and

        (2) that the Calvert Social Equity Portfolio would have incurred in its most recent fiscal year, after giving effect on a pro forma combined basis to the proposed Merger as if the Merger had occurred as of the beginning of such fiscal year.

     The tables are provided to help you understand an investor's share of the operating expenses which each Fund incurs. The examples show the estimated cumulative expenses attributable to a hypothetical $10,000 investment in the Social Awareness Portfolio, and the Calvert Social Equity Portfolio on a pro forma basis, over specified periods. By translating "Net Expenses" into dollar amounts, these examples help you compare the costs of investing in each particular Fund to the costs of investing in other mutual funds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                 PRO-FORMA
                                        CURRENT      CURRENT      COMBINED
                                        EXPENSES     EXPENSES     EXPENSES
                                         SOCIAL       SOCIAL       SOCIAL
                                       AWARENESS      EQUITY       EQUITY
                                       PORTFOLIO    PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------
Management Fees                             0.60%        0.70%        0.70%
---------------------------------------------------------------------------
12b-1 Fees                                    n/a          n/a          n/a
---------------------------------------------------------------------------
Other Expenses                              0.90%        1.16%        0.91%
---------------------------------------------------------------------------
Total Fund Operating
Expenses                                    1.50%        1.86%        1.61%
---------------------------------------------------------------------------
Fee Waiver and/or
Expense Limitation                            n/a        0.78%        0.53%
---------------------------------------------------------------------------
Net Expenses(1)                             1.50%        1.08%        1.08%
---------------------------------------------------------------------------



(1) The Advisor has contractually agreed to limit annual portfolio operating expenses (net of expense offset arrangements) to 1.08% for the period May 1, 2003 through April 30, 2004. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.


EXAMPLES OF FUND EXPENSES:

     The examples assume that you invest $10,000 in the shares of a Fund for the time periods shown and then redeem all of your shares at the end of those periods. The Examples also assume that your investment earns a 5% return each year and that each Fund accrues expenses at the rate shown under Total Annual Fund Operating Expenses above and remain the same as those set forth on the previous page (except in the first year, when its annual expenses are accrued at the same rate, if any, shown under Net Expenses). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:


                                                               PRO-FORMA
                                                    EXAMPLE    COMBINED
                                        EXAMPLE    EXPENSES    EXPENSES
                                       EXPENSES     CALVERT     CALVERT
                                        SOCIAL      SOCIAL      SOCIAL
                                       AWARENESS    EQUITY      EQUITY
                                       PORTFOLIO   PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------
1 Year                                 $  153.00   $  110.00   $  110.00
------------------------------------------------------------------------
3 Years                                $  474.00   $  509.00   $  456.00
------------------------------------------------------------------------
5 Years                                $  818.00   $  933.00   $  826.00
------------------------------------------------------------------------
10 Years                               $1,791.00   $2,116.00   $1,866.00
------------------------------------------------------------------------


FEDERAL INCOME TAX CONSEQUENCES


     For federal income tax purposes, no gain or loss will be recognized by the Social Awareness Portfolio or by its shareholders as a result of the Merger, and the tax basis of the Merger Shares received by each shareholder of the Social Awareness Portfolio will be the same as the tax basis of that shareholder's shares in the Pre-Merger Fund.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     The investment objectives, policies and strategies of the two Funds, and certain differences between them, are summarized below. For a more detailed description of the investment techniques used by the Funds, please see each Fund's Prospectus. For more information concerning the risks associated with investments in the Funds, see each Fund's Prospectus or Statement of Additional Information.

     The Social Awareness Portfolio and the Calvert Social Equity Portfolio have substantially similar investment objectives and principal investment strategies. The investment objective of the Social Awareness Portfolio is to seek long-term growth of capital. It invests primarily in the common stocks and other equity securities of companies that, in the adviser's opinion, conduct their business in a way that enhances society's quality of life.

     The investment objective of the Calvert Social Equity Portfolio is to seek growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the portfolio's investment and social criteria.

     Because the Calvert Social Equity Portfolio and the Social Awareness Portfolio pursue substantially similar investment programs, the Funds share similar principal risks, which include:

     - The risk that the stock market goes down,

     - The risk that a certain group or category of securities may not perform as well as companies in other sectors or the market as a whole, and

     - The risk that the individual stocks in the Portfolio do not perform as well as expected, and/or the portfolio management practices might not work to achieve their desired result.

     The two Funds possess somewhat different fundamental investment restrictions. If shareholders of the Social Awareness Portfolio approve the Proposal, they will be subject to the current fundamental investment policies of the Calvert Social Equity Portfolio, which will not be changing in connection with the Merger. Management does not believe that the differences between the Funds' fundamental investment policies results in any material difference in the way the Funds currently are managed or in the way the Calvert Social Equity Portfolio would be managed if shareholders approve the Proposal. A list of the fundamental investment policies of each of the Funds is included as Appendix B.

     Total return information for the Social Awareness Portfolio and for the Calvert Social Equity Portfolio is set forth in the chart below.

TOTAL RETURN COMPARISON
AS OF 12/31/02


                                                              1 YEAR    5 YEARS   LIFE OF FUND*
                                                              -------   -------   -------------
Social Awareness Portfolio..................................  -28.29%   -14.45%      -8.81%
Calvert Social Equity Portfolio.............................       --        --     -13.73%


     Performance for periods of more than one year shows average annual total return. Fund performance data is calculated after giving effect to all expenses and sales charges including purchase and redemption charges. For further information about the Funds' performance, including information about waivers/reimbursements that affected each Fund's performance, see each Fund's Prospectus.

* Shares of the Social Awareness Portfolio were first offered on January 3, 1997. Shares of the Calvert Social Equity Portfolio were first offered on April 30, 2002.

COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

     The Social Awareness Portfolio and the Calvert Social Equity Portfolio have identical procedures concerning dividends and distributions. Each Fund declares and pays dividends annually. Each Fund distributes any net realized capital gains annually. For each Fund, distributions from net capital gains are made after applying any available capital loss carryovers. It is expected that, shortly before the Valuation Date (as defined in the Form of

Agreement and Plan of Reorganization), the Social Awareness Portfolio will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Valuation Date not previously distributed.

     Both Funds sell their shares exclusively to separate accounts of insurance companies issuing variable annuity contracts and variable life insurance policies.

     The two Funds have similar redemption procedures. Shares of the Calvert Social Equity Portfolio Shares of the Social Awareness Portfolio may be redeemed at the net asset value next determined after receipt of a redemption request, on any day the New York Stock Exchange is open.

     See each Fund's Prospectus for further information.

                   II. DETAILS OF THE PROPOSED REORGANIZATION

     Shareholders of the Social Awareness Portfolio are being asked to approve or disapprove a Merger between the Social Awareness Portfolio and the Calvert Social Equity Portfolio. The Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Social Awareness Portfolio and the Calvert Social Equity Portfolio (the "Agreement"), a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

     The Agreement provides, among other things, for the transfer of all of the assets of the Social Awareness Portfolio to the Calvert Social Equity Portfolio in exchange for (i) the issuance to the Social Awareness Portfolio of the Merger Shares, the number of which will be calculated based on the value of the net assets of the Social Awareness Portfolio acquired by the Calvert Social Equity Portfolio and the net asset value per share of the Calvert Social Equity Portfolio and (ii) the assumption by the Calvert Social Equity Portfolio of all of the liabilities of the Social Awareness Portfolio, all as more fully described below under "Information Applicable to the Proposal."

     After receipt of the Merger Shares, the Social Awareness Portfolio will cause the Merger Shares to be distributed to its shareholders, in complete liquidation of the Social Awareness Portfolio. Each shareholder holding shares of the Social Awareness Portfolio will receive a number of full and fractional shares of the Calvert Social Equity Portfolio equal in value at the date of the exchange to the aggregate value of the shareholder's shares.

BOARD OF DIRECTORS RECOMMENDATION.

     THE BOARD OF DIRECTORS OF OHIO NATIONAL FUND HAS VOTED UNANIMOUSLY TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE PROPOSED MERGER AND TO RECOMMEND THAT SHAREHOLDERS OF THE SOCIAL AWARENESS PORTFOLIO ALSO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE MERGER FOR SUCH FUND INTO THE CALVERT SOCIAL EQUITY PORTFOLIO.

BACKGROUND AND REASONS FOR THE PROPOSED MERGER


     The Board of Directors of Ohio National Fund, including all of its Directors who are not "interested persons" of Ohio National Fund (the "Independent Directors"), determined that the Merger would be in the best interests of the Social Awareness Portfolio, and that the interests of the Social Awareness Portfolio's shareholders would not be diluted as a result of effecting the Merger. At a meeting held on June 6, 2002, the Board approved the proposed Merger and recommended its approval by shareholders. Since the initial approval, both Boards have been advised of the status of the mergers as they have proceeded. The principal reasons why the Board of Directors is recommending the Merger are as follows:


          (i) Appropriate Investment Objectives, etc. The investment objective, policies, and restrictions of the Calvert Social Equity Portfolio are similar to those of the Social Awareness Portfolio, and the Directors believe that an investment in shares of the Calvert Social Equity Portfolio will provide shareholders with an investment opportunity comparable to that currently afforded by the Social Awareness Portfolio.

         (ii) Continued Investment in a Fund Without Recognition of Gain or Loss for Federal Income Tax Purposes. The proposed reorganization will permit Social Awareness Portfolio shareholders to keep their investment in an investment option, without recognition of gain or loss for federal income tax purposes. The Directors considered the likelihood that, in the absence of the Merger, Management would recommend the liquidation of the Social Awareness Portfolio.

        (iii) Lower Operating Expenses. The Directors considered that the operating expenses of the Calvert Social Equity Portfolio after the Merger are expected to be lower than the operating expenses borne by the shares of the Social Awareness Portfolio (assuming that the voluntary expense limitation currently in effect for the Social Awareness Portfolio will be terminated).

INFORMATION APPLICABLE TO THE PROPOSAL

     Agreement and Plan of Reorganization. If approved by shareholders of the Social Awareness Portfolio, the Merger is expected to occur on or around April 30, 2003, pursuant to an Agreement and Plan of Reorganization. Please review the Form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. Under the Agreement and Plan of Reorganization, the Social Awareness Portfolio will transfer all of its assets and liabilities to the Calvert Social Equity Portfolio, in exchange for the issuance of shares of the Calvert Social Equity Portfolio having an aggregate net asset value equal to the net asset value of the transferred assets and liabilities, all as of the Valuation Date (defined in each Agreement to be on or about April 30, 2003 or such other date as may be agreed upon by the Calvert Social Equity Portfolio and the Social Awareness Portfolio). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement and Plan of Reorganization in Appendix A.

     Immediately following the Valuation Date, the Merger Shares received by the Social Awareness Portfolio will be distributed pro rata to its shareholders of record as of the close of business on the Valuation Date. As a result of the proposed transaction, each holder of shares of the Social Awareness Portfolio will receive a number of full and fractional shares of the Calvert Social Equity Portfolio, equal in aggregate value at the Valuation Date to the value of the shares of the Social Awareness Portfolio held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Calvert Social Equity Portfolio in the names of the Social Awareness Portfolio shareholders, each account representing the respective number of full and fractional Merger Shares due such shareholder. Because the shares of the Calvert Social Equity Portfolio will not be represented by certificates, certificates for Merger Shares will not be issued.

     The consummation of the transactions contemplated by the Proposal is subject to the conditions set forth in the Agreement in each instance, any of which conditions may be waived, except for the condition requiring shareholder approval of the Agreement. The Agreement may be terminated, and the Merger abandoned, at any time prior to the Closing Date, before or after approval by the shareholders of the Social Awareness Portfolio, by mutual consent of the Funds or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

     All legal and accounting fees and expenses, printing expenses, and other fees and expenses (other than portfolio transfer taxes, if any, brokerage and other similar expenses, all of which will be borne by the Fund) incurred in connection with the consummation of the transactions contemplated by the Proposal under the Agreement will be borne by Management or its affiliates. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

     Description of the Merger Shares. Full and fractional Merger Shares will be issued to the Social Awareness Portfolio's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are shares of the Calvert Social Equity Portfolio. Holders of shares of the Social Awareness Portfolio will receive shares of the Calvert Social Equity Portfolio in the Merger.

     Organization. Each of the Merger Shares will be fully paid and non-assessable by the Calvert Social Equity Portfolio when issued, will be transferable without restriction, and will have no preemptive or conversion rights.


     Federal Income Tax Consequences. The Merger is intended to be a tax-free reorganization. As a condition to the Social Awareness Portfolio's obligations to consummate the Merger, the Social Awareness Portfolio will receive an opinion from counsel to the Social Awareness Portfolio to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Social Awareness Portfolio as a result of each reorganization; (ii) under Section 354 of the code, no gain or loss be recognized by shareholders of the Social Awareness Portfolio on the distribution of Merger Shares to them in exchange for their shares of the Social Awareness Portfolio; (iii) under Section 358 of the Code, the tax basis of the Merger Shares that the Social Awareness Portfolio's shareholders receive in place of their Social Awareness Portfolio shares will be the same as the basis of those shareholders' Social Awareness Portfolio shares; (iv) under Section 1223(1) of the Code, a shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Social Awareness Portfolio shares exchanged for the Merger Shares, provided that the shareholder held the Social Awareness Portfolio shares as capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the Calvert Social Equity Portfolio as a result of the reorganizations; (vi) under
Section 362(b) of the Code, the Calvert Social Equity Portfolio's tax basis in the assets that the Calvert Social Equity Portfolio receives from the Social Awareness Portfolio will be the same as the Social Awareness Portfolio's basis in such assets; and (vii) under Section 1223(2) of the Code, the Calvert Social Equity Portfolio's holding period in such assets will include the Social Awareness Portfolios' holding period in such assets. The opinion will be based on certain factual certifications made by officers of Management and the Fund and will also be based on customary assumptions.


     Prior to the Valuation Date, the Social Awareness Portfolio will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Valuation Date.

     Capitalization. The following table shows the capitalization of the Calvert Social Equity Portfolio and the Social Awareness Portfolio as of December 31, 2002, and of the Calvert Social Equity Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition by the Calvert Social Equity Portfolio of the assets and liabilities of the Social Awareness Portfolio at net asset value:

CAPITALIZATION TABLES
DECEMBER 31, 2002


                                                                                               PRO FORMA
                                                      SOCIAL AWARENESS    CALVERT SOCIAL     CALVERT SOCIAL
                                                         PORTFOLIO       EQUITY PORTFOLIO   EQUITY PORTFOLIO
                                                      ----------------   ----------------   ----------------
Net assets                                               $1,731,797         $5,440,695         $7,172,492
Shares outstanding                                          335,233            420,294            554,127
Net asset value per share                                $     5.17         $    12.94         $    12.94


     Pro forma financial statements of the Calvert Social Equity Portfolio as of and for the fiscal year ended December 31, 2002 are included in the Merger SAI. Because the Agreement provides that the Calvert Social Equity Portfolio will be the surviving Fund following the Merger, the pro forma financial statements reflect the transfer of the assets and liabilities of the Social Awareness Portfolio to the Calvert Social Equity Portfolio, as contemplated by the Agreement.

                            III. VOTING INFORMATION

     Required Shareholder Vote. Approval of the proposed Merger for the Social Awareness Portfolio will require the affirmative vote of a majority of the outstanding shares of the Social Awareness Portfolio. A majority vote of the eligible members of the Fund is required for the issue to be approved. Under the Investment Company Act, a majority vote requires at least:

     - 67% of the membership interests represented at a meeting (by proxy or in person) where more than half of the outstanding membership interests are represented, or

     - More than half of all outstanding membership interests.

     Record Date, Quorum and Method of Tabulation. Shareholders of record of the Social Awareness Portfolio at the close of business on February 26, 2003 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionately. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Management as tellers for the Meeting. The tellers will count the total number of votes cast "FOR" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. So long as a quorum is present, abstentions and broker non-votes will be cast in proportion to the votes received from other shareholders.


     Shares Outstanding and Beneficial Ownership. As of the December 31, 2002, as shown on the books of the Social Awareness Portfolio, there were issued and outstanding 335,233 shares of beneficial interest of the Social Awareness Portfolio.


     As of the Record Date, the officers and Directors of Ohio National Fund as a group beneficially owned less than 1% of the outstanding shares of the Social Awareness Portfolio. As of the Record Date, to the best of the knowledge of the Social Awareness Portfolio, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Social Awareness Portfolio:


                                                              SHARES      PERCENT OF TOTAL
                                                            -----------   ----------------
Ohio National Variable Account A..........................   85,585.019         26%
Ohio National Variable Account B..........................   16,563.611          4%
Ohio National Variable Account C..........................  176,418.316         53%
Ohio National Variable Account D..........................   16,717.608          5%
Ohio National Variable Account R..........................   39,164.459         12%


     Solicitation of Proxies. Solicitation of proxies by personal interview, mail, and telephone, may be made by officers and Directors of Ohio National Fund, Inc. and the employees of ONII and its affiliates.

     Revocation of Proxies. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of Ohio National Fund at One Financial Way, Cincinnati, Ohio 45242), in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Secretary of Ohio National Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made with regard to the applicable proposal (set forth in the Notice of Meeting), to approve the Proposal.

     Adjournment. If sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

     Shareholder Proposals at Future Meetings of Shareholders. The Articles of the Fund do not provide for annual meetings of shareholders, and the Fund does not currently intend to hold such a meeting for shareholders of the Social Awareness Portfolio in 2003. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Social Awareness Portfolio's shareholders must be received by the Fund a reasonable period of time prior to any such meeting. If the Merger described in the Proposal is consummated, there will be no further meetings of the shareholders of the Social Awareness Portfolio.

     Other Matters. The Directors of the Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Directors' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                        IV. INFORMATION ABOUT THE FUNDS

     Other information regarding the Funds, including information with respect to their investment objectives, policies and restrictions and financial history may be found in the Merger SAI, the Funds' Prospectuses, each Fund's SAI, and the Annual and Semi-Annual Reports, which are available upon request by calling Ohio National Fund at 800-366-6654 and Calvert Variable Series at 800-368-2745.


     Ohio National Fund, Inc. and Calvert Variable Series, Inc. are subject to the informational requirements of the Securities Exchange Act of 1934, and accordingly, each files reports and other information with the Securities and Exchange Commission (File numbers 811-3591 and 02-80154). Reports and other information filed by the Funds and with respect to the Funds can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's website at http://www.sec.gov.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


     This AGREEMENT AND PLAN OF REORGANIZATION, dated as of June 6, 2002, is between the Social Awareness Portfolio, a series of Ohio National Fund, Inc., and the Calvert Social Equity Portfolio, a series of Calvert Variable Series, Inc.


     In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1. SHAREHOLDER APPROVAL

     Approval by Shareholders. A meeting of the shareholders of the Social Awareness Portfolio shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). Calvert Social Equity Portfolio shall furnish to the Social Awareness Portfolio such data and information as shall be reasonably requested by the Social Awareness Portfolio for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2. REORGANIZATION

     (a) Plan of Reorganization. The Social Awareness Portfolio will convey, transfer, and deliver to Calvert Social Equity Portfolio all of the then-existing assets of the Social Awareness Portfolio at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, Calvert Social Equity Portfolio agrees at the Closing:

         (i) to deliver to the Social Awareness Portfolio in exchange for the assets the number of full and fractional shares of common stock of Calvert Social Equity Portfolio ("Calvert Social Equity Portfolio Shares") to be determined as follows:

             In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of the Social Awareness Portfolio Shares (rounded to the nearest million) by the net asset value per share of Calvert Social Equity Portfolio (rounded to the nearest million) and multiplying the quotient by the number of outstanding shares of the Social Awareness Portfolio as of the close of business on the closing date. It is expressly agreed that there will be no sales charge to the Social Awareness Portfolio, or to any of the shareholders of the Social Awareness Portfolio upon distribution of Calvert Social Equity Portfolio Shares to them; and

        (ii) not to assume any of the Social Awareness Portfolio's obligations and liabilities, whether absolute, accrued, contingent, or otherwise.

     (b) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

         (i) the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Social Awareness Portfolio at which the Plan will be considered, or

        (ii) such later date as the parties may mutually agree.

3. VALUATION OF NET ASSETS

     (a) The value of the Social Awareness Portfolio's net assets to be transferred to Calvert Social Equity Portfolio under this Agreement shall be computed as of the close of business on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in Calvert Social Equity Portfolio's prospectus.

     (b) The net asset value per share of Calvert Social Equity Portfolio Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by Calvert Social Equity

Portfolio's Controller using the same valuation procedures as set forth in Calvert Social Equity Portfolio's prospectus.

     (c) A copy of the computation showing in reasonable detail the valuation of the Social Awareness Portfolio's net assets to be transferred to Calvert Social Equity Portfolio pursuant to Section 2 of this Agreement, certified by the Controller of the Social Awareness Portfolio, shall be furnished by the Social Awareness Portfolio to Calvert Social Equity Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Calvert Social Equity Portfolio Shares pursuant to Section 2 of this Agreement, certified by the Controller of Calvert Social Equity Portfolio, shall be furnished by Calvert Social Equity Portfolio to the Social Awareness Portfolio at the Closing.

4. LIQUIDATION AND DISSOLUTION

     (a) As soon as practicable after the Closing Date, the Social Awareness Portfolio will distribute pro rata to the Social Awareness Portfolio shareholders of record as of the close of business on the Closing Date the shares of Calvert Social Equity Portfolio received by the Social Awareness Portfolio pursuant to this Section. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of Calvert Social Equity Portfolio in the names of each such shareholder of the Social Awareness Portfolio, representing the respective pro rata number of full shares and fractional interests in shares of Calvert Social Equity Portfolio due to each. No such shareholder accounts shall be established by Calvert Social Equity Portfolio or its transfer agent for Calvert Social Equity Portfolio except pursuant to written instructions from the Social Awareness Portfolio, and the Social Awareness Portfolio agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former the Social Awareness Portfolio shareholder a pro rata share of the number of shares of Calvert Social Equity Portfolio received pursuant to Section 2(a) of this Agreement.

     (b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by Calvert Social Equity Portfolio or its transfer agent to each shareholder of the Social Awareness Portfolio receiving such distribution of shares of Calvert Social Equity Portfolio informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

     (c) Share certificates representing holdings of shares of Calvert Social Equity Portfolio shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of Calvert Social Equity Portfolio will be issued only for full shares of Calvert Social Equity Portfolio and any fractional interests in shares shall be credited in the shareholder's account with Calvert Social Equity Portfolio.

     (d) As promptly as is practicable after the liquidation of the Social Awareness Portfolio, and in no event later than 12 months from the date of this Agreement, the Social Awareness Portfolio shall be terminated pursuant to the provisions of the Plan and Calvert Variable Series, Inc.'s Articles of Incorporation.

     (e) Immediately after the Closing Date, the share transfer books of the Social Awareness Portfolio shall be closed and no transfer of shares shall thereafter be made on those books.

5. ARTICLES OF INCORPORATION AND BY-LAWS

     (a) Articles of Incorporation. The Articles of Incorporation of Calvert Variable Series, Inc., which governs its series, Calvert Social Equity Portfolio, as in effect immediately prior to the Effective Time of the Reorganization shall continue to be the Articles of Incorporation until amended as provided by law.

     (b) By-laws. The By-laws of Calvert Variable Series, Inc., which govern its series, Calvert Social Equity Portfolio, in effect at the Effective Time of the Reorganization shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with the Social Awareness Portfolio's Articles of Incorporation or said By-laws.

6. REPRESENTATIONS AND WARRANTIES OF THE CALVERT SOCIAL EQUITY PORTFOLIO

     (a) Organization, Existence, etc. Calvert Social Equity Portfolio is a duly organized series of Calvert Variable Series, Inc., validly existing and in good standing under the laws of the State of Maryland, and has the power to carry on its business as it is now being conducted. Currently, Calvert Social Equity Portfolio is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert Social Equity Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. Calvert Variable Series, Inc., of which Calvert Social Equity Portfolio is a series, is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.


     (c) Capitalization. Calvert Social Equity Portfolio has an unlimited number of shares of beneficial interest, no par value, of which as of December 31, 2002, 1,000,000,000 were outstanding, and no shares were held in the treasury of Calvert Social Equity Portfolio. All of the outstanding shares of Calvert Social Equity Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert Social Equity Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.


     (d) Shares to be Issued Upon Reorganization. Calvert Social Equity Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

     (e) Authority Relative to this Agreement. Calvert Variable Series, Inc. has the power to enter into the Plan on behalf of its series Calvert Social Equity Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of Calvert Variable Series, Inc. and no other proceedings by Calvert Variable Series, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Calvert Social Equity Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

     (f) Liabilities. There are no liabilities of Calvert Variable Series, Inc. on behalf of its series Calvert Social Equity Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in Calvert Social Equity Portfolio Financial Statements and liabilities incurred in the ordinary course of business subsequent to [DATE], or otherwise previously disclosed to the Social Awareness Portfolio, none of which has been materially adverse to the business, assets or results of operations of Calvert Social Equity Portfolio.

     (g) Litigation. To the knowledge of Calvert Social Equity Portfolio there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert Social Equity Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

     (h) Contracts. Except for contracts and agreements previously disclosed to the Social Awareness Portfolio under which no default exists, Calvert Social Equity Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

     (i) Registration Statement. Calvert Social Equity Portfolio shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of Calvert Social Equity Portfolio issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

         (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

        (ii) will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

     Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by Calvert Social Equity Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Social Awareness Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

7. REPRESENTATIONS AND WARRANTIES OF THE SOCIAL AWARENESS PORTFOLIO

     (a) Organization, Existence, etc. The Social Awareness Portfolio is validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, the Social Awareness Portfolio is not qualified to do business as a foreign corporation under the laws of any jurisdiction. The Social Awareness Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. The Social Awareness Portfolio is registered under the Act as a no-load, open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

     (c) Capitalization. The Social Awareness Portfolio has a relatively unlimited number of shares of beneficial interest, no par value, of which as of December 31, 2002, 10,000,000 were outstanding, and no shares were held in the treasury of the Social Awareness Portfolio. All of the outstanding shares of the Social Awareness Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Social Awareness Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Social Awareness Portfolio may change prior to the Effective Date of the Reorganization.

     (d) Financial Statements. The financial statements of the Social Awareness Portfolio for the year ended December 31, 2001, ("the Social Awareness Portfolio Financial Statements"), previously delivered to Calvert Social Equity Portfolio, fairly present the financial position of the Social Awareness Portfolio as of December 31, 2001, and the results of its operations and changes in its net assets for the year then ended.

     (e) Authority Relative to the Plan. The Corporation has the power to enter into the Plan on behalf of the Social Awareness Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of the Social Awareness Portfolio and, except for approval by the holders of its capital stock, no other proceedings by the Social Awareness Portfolio are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. The Social Awareness Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

     (f) Liabilities. There are no liabilities of the Social Awareness Portfolio whether or not determined or determinable, other than liabilities disclosed or provided for in the Social Awareness Portfolio Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2001, or otherwise previously disclosed to Calvert Social Equity Portfolio, none of which has been materially adverse to the business, assets, or results of operations of the Social Awareness Portfolio.

     (g) Litigation. To the knowledge of the Social Awareness Portfolio there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Social Awareness Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

     (h) Contracts. Except for contracts and agreements previously disclosed to Calvert Social Equity Portfolio under which no default exists, the Social Awareness Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.


     (i) Taxes. The federal income tax returns of the Social Awareness Portfolio have been filed for all taxable years to and including the taxable year ended December 31, 2002, and all taxes payable pursuant to such returns have been paid. The Social Awareness Portfolio has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of the Social Awareness Portfolio since commencement of its operations.


     (j) Portfolio Securities. All securities to be listed in the schedule of investments of the Social Awareness Portfolio as of the Effective Time of the Reorganization will be owned by the Social Awareness Portfolio free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

     (k) Registration Statement. The Social Awareness Portfolio will cooperate with Calvert Social Equity Portfolio in connection with the Registration Statement referred to in Section 6(i) of this Agreement, and will furnish to Calvert Social Equity Portfolio the information relating to the Social Awareness Portfolio required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Social Awareness Portfolio:

         (i) will comply in all material respects with the provisions of the Securities Act and its regulations, and

        (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Calvert Social Equity Portfolio, insofar as it relates to the Social Awareness Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Social Awareness Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

8. CONDITIONS TO OBLIGATIONS OF THE CALVERT SOCIAL EQUITY PORTFOLIO

     The obligations of Calvert Social Equity Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:


     (a) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Social Awareness Portfolio shall have complied with each of its obligations under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Social Awareness Portfolio since December 31, 2002. Calvert Social Equity Portfolio shall have received a certificate from the Social Awareness Portfolio satisfactory in form and substance to Calvert Social Equity Portfolio indicating that it has met the terms stated in this Section.


     (b) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.

     "(c) Tax Opinion. Calvert Social Equity Portfolio shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert Social Equity Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Social Awareness Portfolio and the shareholders of the Social Awareness Portfolio. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Social Awareness Portfolio in connection with the Reorganization, and on such other written representations as the Social Awareness Portfolio and Calvert Social Equity Portfolio, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated herein, for federal income tax purposes:



          (i) neither the Social Awareness Portfolio nor Calvert Social Equity Portfolio will recognize any gain or loss upon the transfer of the assets of the Social Awareness Portfolio in exchange for Calvert Social Equity Portfolio Shares and upon the distribution (whether actual or constructive) of Calvert Social Equity Portfolio Shares to its shareholders in exchange for their shares of beneficial interest of the Social Awareness Portfolio;



         (ii) the shareholders of the Social Awareness Portfolio who receive Calvert Social Equity Portfolio Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Social Awareness Portfolio for Calvert Social Equity Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;



        (iii) the basis of Calvert Social Equity Portfolio Shares received by the Social Awareness Portfolio's shareholders will be the same as the basis of the shares of capital stock of the Social Awareness Portfolio surrendered in the exchange; and



        (iv) the basis of the Social Awareness Portfolio's assets acquired by Calvert Social Equity Portfolio will be the same as the basis of such assets to the Social Awareness Portfolio immediately prior to the Reorganization."


     (d) Opinion of Counsel. Calvert Social Equity Portfolio shall have received the opinion of counsel for the Social Awareness Portfolio, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert Social Equity Portfolio, to the effect that:

          (i) The Social Awareness Portfolio is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

         (ii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of the Social Awareness Portfolio, and the Plan has been duly executed and delivered by the Social Awareness Portfolio and is a valid and binding obligation of the Social Awareness Portfolio.

9. CONDITIONS TO OBLIGATIONS OF THE SOCIAL AWARENESS PORTFOLIO

     The obligations of the Social Awareness Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Shareholder Approval. The Plan shall have been approved by the affirmative vote of two thirds of all the votes entitled to be cast on the matter.

     (b) Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, Calvert Social Equity Portfolio shall have complied with each of its responsibilities under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of Calvert Social Equity Portfolio since the date of execution of this Agreement. As of the Effective Time of the Reorganization, the Social Awareness Portfolio shall have received a certificate from Calvert Social Equity Portfolio satisfactory in form and substance to the Social Awareness Portfolio indicating that it has met the terms stated in this Section.

     (c) Regulatory Approval. The Registration Statement referred to in Section 6(i) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.


     (d) Tax Opinion. The Social Awareness Portfolio shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Social Awareness Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert Social Equity Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Social Awareness Portfolio in connection with the Reorganization, and on such other written representations as the Social Awareness Portfolio and Calvert Social Equity Portfolio, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated herein, for federal income tax purposes.



          (i) neither the Social Awareness Portfolio nor Calvert Social Equity Portfolio will recognize any gain or loss upon the transfer of the assets of the Social Awareness Portfolio in exchange for Calvert Social Equity Portfolio Shares and upon the distribution (whether actual or constructive) of Calvert Social Equity Portfolio Shares to its shareholders in exchange for their shares of capital stock of the Social Awareness Portfolio;



         (ii) the shareholders of the Social Awareness Portfolio who receive Calvert Social Equity Portfolio Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Social Awareness Portfolio for Calvert Social Equity Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;



        (iii) the basis of Calvert Social Equity Portfolio Shares received by the Social Awareness Portfolio's shareholders will be the same as the basis of the shares of capital stock of the Social Awareness Portfolio surrendered in the exchange; and



        (iv) the basis of the Social Awareness Portfolio's assets acquired by Calvert Social Equity Portfolio will be the same as the basis of such assets to the Social Awareness Portfolio immediately prior to the Reorganization."



     (e) Opinion of Counsel. The Social Awareness Portfolio shall have received the opinion of counsel for Calvert Social Equity Portfolio, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Social Awareness Portfolio, to the effect that:


          (i) Calvert Variable Series, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

         (ii) Calvert Social Equity Portfolio is a series of Calvert Variable Series, Inc.;

        (iii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of Calvert Variable Series, Inc., and the Plan has been duly executed and delivered by Calvert Social Equity Portfolio and is a valid and binding obligation of Calvert Variable Series, Inc. and its series, Calvert Social Equity Portfolio;

         (iv) Calvert Social Equity Portfolio shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of Calvert Social Equity Portfolio.

10. AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

     (a) The parties hereto may, by agreement in writing authorized by the Board of Directors of either party, amend the Plan at any time before or after approval of the Plan by shareholders of the Social Awareness Portfolio, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

     (b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

     (c) The Social Awareness Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert Social Equity Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert Social Equity Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Calvert Social Equity Portfolio.

     (d) Calvert Social Equity Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Social Awareness Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of the Social Awareness Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Social Awareness Portfolio.

     (e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Social Awareness Portfolio, without liability on the part of either party hereto or its respective directors, officers, or shareholders, and shall be terminated without liability as of the close of business on [DATE], if the Effective Time of the Reorganization is not on or prior to such date.

     (f) No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

     (g) All notices and other communications under this Agreement shall be: (i) in writing, (ii) delivered by hand, by registered or certified mail, return receipt requested, by overnight delivery service or by facsimile transmission to the address or facsimile number set forth below or such address of facsimile number as either party shall specify by a written notice to the other; and (iii) deemed given upon receipt.

         (i) Notice to Calvert:

          Calvert Group, Ltd.
          4550 Montgomery Avenue
          Suite 1000N
          Bethesda, MD 20814
          Attn: General Counsel
          Fax #: 301-657-7014

        (ii) Notice to Ohio National: Ohio National Fund, Inc.

          One Financial Way
          Montgomery, Ohio 45242
          Attn: Marcus L. Collins
          Fax #: 513-794-6230

11. EXPENSES

     The Social Awareness Portfolio and Calvert Social Equity Portfolio will bear their own expenses incurred in connection with this Reorganization.

12. GENERAL

     This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to each of the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

     IN WITNESS WHEREOF, the Social Awareness Portfolio and Calvert Social Equity Portfolio have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

                                                       OHIO NATIONAL FUND, INC.
(SEAL)
Attest:

By: -------------------------------------------------  By: -------------------------------------------------

                                                       Name: John J. Palmer
                                                       -----------------------------------------------------

                                                       Title: President
                                                       ----------------------------------------------------

                                                       CALVERT VARIABLE SERIES, INC.
(SEAL)
Attest:

By: -------------------------------------------------  By: -------------------------------------------------
                                                       Name: William Atherton
                                                       Title: President

                                                                      APPENDIX B

       FUNDAMENTAL AND CERTAIN NON-FUNDAMENTAL INVESTMENT POLICIES OF THE
         CALVERT SOCIAL EQUITY PORTFOLIO AND SOCIAL AWARENESS PORTFOLIO

CALVERT SOCIAL EQUITY PORTFOLIO

  FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Portfolio has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio:

          (1) Social Equity may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

          (2) The Portfolio may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby.

          (3) The Portfolio may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Portfolio may pledge, mortgage, or hypothecate its assets.

          (4) The Portfolio may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with the Portfolio's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

          (5) The Portfolio may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

          (6) The Portfolio may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with a Portfolio's investment objective, policies and restrictions, shall not constitute the making of a loan.

  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Board of Directors has adopted the following non-fundamental investment restrictions. A non-fundamental investment restriction can be changed by the Board at any time without a shareholder vote.

          (1) Social Equity may not, under normal circumstances, invest less than 80% of its net assets in equities.

          (2) The Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of a portfolio's total assets.

          (3) The Portfolio may not acquire private placement investments until the value of the Portfolio's assets exceeds $20 million.

          (4) Social Equity may not purchase illiquid securities if more than 15% of the value of net assets would be invested in such securities.

          (5) Social Equity may not make short sales of securities or purchase any securities on margin except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

OHIO NATIONAL FUND SOCIAL AWARENESS PORTFOLIO

  FUNDAMENTAL POLICIES

     The prospectus lists the most significant investment restrictions to which the Fund is subject. The following is a complete list of the Fund's investment restrictions. Except as otherwise specified, investment restrictions stated in the prospectus and this Statement of Additional Information are fundamental policies. Restrictions number 4, 7, 8, 12 and 13 are non-fundamental as to the portfolio. Fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund or a particular portfolio, as appropriate. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting securities of such portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

     The Fund may not issue senior securities and the Fund will not:

     l. invest more than 5% of the value of the total assets of such portfolio in the securities of any one issuer (except U.S. government securities);

     2. purchase more than l0% of the outstanding voting securities of any one issuer except in connection with a merger, consolidation or other reorganization;

     3. invest more than 25% of the value of its total assets in any one industry, except that the portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal;

     4. invest more than 15% of the value of its assets in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;

     5. borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio; in the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets. Reverse repurchase agreements are not considered to be borrowed money for purposes of this restriction;

     6. purchase or sell commodities or commodity contracts except that (a) each portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of investment restriction 7 below;

     7. purchase or sell put or call options, except that the portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;

     8. invest in securities of foreign issuers except that the Social Awareness portfolio may (i) invest up to l5% of its assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments) American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional l0% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof;

     9. underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of l933 in selling portfolio securities;

     10. purchase or sell real estate, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property;

     11. lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. No more than 10% of a portfolio's total assets will be invested in repurchase agreements maturing in more than seven days;

     12. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions;

     13. purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, or of the securities of closed-end investment companies if after the purchase: (i) a portfolio does not own more than 3% of the total outstanding voting stock of the other investment company or (ii) the value of the securities of all investment companies held by such portfolio does not exceed 10% of the value of the total assets of that portfolio. Purchases of investment company securities will be made (a) only on the open market or through dealers or underwriters receiving the customary sales loads, or (b) as part of a merger, consolidation or plan of reorganization.

     As a non-fundamental policy of each portfolio, which policies may be changed at any time by the vote of a majority of the Board of Directors, each portfolio, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but, not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).

                                 FORM OF PROXY

                           SOCIAL AWARENESS PORTFOLIO
                      A SERIES OF OHIO NATIONAL FUND, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                FOR A MEETING OF SHAREHOLDERS -- APRIL 25, 2003

The undersigned hereby appoints Ronald L. Benedict and John J. Palmer, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting (the "Meeting") of Shareholders of the Fund indicated above to be held at the offices of Ohio National Fund, One Financial Way, Cincinnati, Ohio 45242 on April 25, 2003 at 10:00 a.m. (Eastern Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR the proposal.


TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All Joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, name and indicate the signer's office. If a partner, sign in the partnership name.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature (if held jointly)

                                          --------------------------------------
                                          Date

         For                  Against               Abstain
        [  ]                    [  ]                  [  ]

     I. Proposal to approve the Agreement and Plan of Reorganization providing for the Merger of the Ohio National Fund Social Awareness Portfolio with Calvert Social Equity Portfolio, as described in the Prospectus/ Proxy Statement and the Agreement and Plan of Reorganization.


PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                    FORM N-14
                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 15, 2002

This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of the Social Awareness Portfolio, a series of Ohio National Fund, Inc., a Maryland corporation (the "Social Awareness Portfolio") into Calvert Social Equity Portfolio, a series of Calvert Variable Series, Inc. (the "Calvert Social Equity Portfolio").

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated April 15, 2003 (the "Prospectus/Proxy Statement") of the Calvert Social Equity Portfolio which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Social Awareness Portfolio to the Calvert Social Equity Portfolio. The Calvert Social Equity Portfolio would distribute the Social Awareness Portfolio shares it receives to their shareholders in complete liquidation of the Social Awareness Portfolio.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing or calling either Fund at:

Ohio National Fund, Inc.                    Calvert Variable Series, Inc.
One Financial Way                           4550 Montgomery Avenue
Cincinnati, Ohio  45242                     Suite 1000N
800-366-6654                                Bethesda, Maryland
                                            800-368-2745

                                TABLE OF CONTENTS

I.       Additional Information about the Social Awareness Portfolio and the Calvert Social Equity Portfolio...............................B-2

II.      Financial Statements..............................................B-2

                                    FORM N-14
                                     PART B

I. Additional Information about Social Awareness Portfolio and Calvert Social Equity Portfolio.

Additional information about the Social Awareness Portfolio and the Calvert Social Equity Portfolio is incorporated by reference to the current Prospectuses and Statements of Additional Information, dated April 30, 2002 for Calvert Social Equity Portfolio and May 1, 2002 for the Social Awareness Portfolio, and each as supplemented through the date hereof. These Prospectuses and Statements of Additional Information have each been filed with the Securities and Exchange Commission.

II. Financial Statements.

This Statement of Additional Information incorporates by reference the Annual Reports for the year ended December 31, 2002, including the reports of KPMG LLP, for the Social Awareness Portfolio (the "Reports"), which contain historical financial information regarding the Fund. The Reports have been filed with the Securities and Exchange Commission.


This Statement of Additional Information includes the Annual Report for the year ended December 31, 2002, including the report of KPMG LLP, for the Calvert Variable Series, Inc. Calvert Social Equity Portfolio (the "Report"), which contains historical financial information regarding the Fund.


Pro forma financial statements of the Calvert Social Equity Portfolio are provided on the following pages.

CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL EQUITY PORTFOLIO
OHIO NATIONAL FUND, INC. - SOCIAL AWARENESS PORTFOLIO
PROFORMA STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

                                                                                                                       CALVERT
                                                                                                                    SOCIAL EQUITY
                                                                  CALVERT            SOCIAL                          PORTFOLIO
                                                              SOCIAL EQUITY        AWARENESS          PROFORMA        PROFORMA
                                                                PORTFOLIO          PORTFOLIO         ADJUSTMENTS      COMBINED
                                                              -------------        ----------        -----------    -------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value -                           $5,343,204         $1,744,895         ($453,399)(1)  $ 6,634,700
 (Cost $5,671,669 and $1,731,366 respectively.)
Cash                                                               115,022                689                            115,711
Receivable for securities sold                                          --                 --           453,399 (1)      453,399
Interest and dividends receivable                                    3,053              3,351                --            6,404
Receivable for shares sold                                              --              1,319                --            1,319
Other assets                                                            22                 --                --               22
                                                                ----------         ----------         ---------      -----------
 Total assets                                                    5,461,301          1,750,254                --        7,211,555
                                                                ----------         ----------         ---------      -----------

LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Payable for shares redeemed                                         12,100                 61                --           12,161
Payable to Calvert Asset Management Company, Inc.                    5,424                 --                --            5,424
Payable to Calvert Administrative Services Company                     861                 --                --              861
Payable to Calvert Shareholder Services, Inc.                           31                 --                --               31
Payable to Ohio National Investments, Inc.                               -                901                --              901
Accrued expenses and other liabilities                               2,190             17,495                --           19,685
                                                                ----------         ----------         ---------      -----------
 Total liabilities                                                  20,606             18,457                --           39,063
                                                                ----------         ----------         ---------      -----------
  NET ASSETS                                                    $5,440,695         $1,731,797                --      $ 7,172,492
                                                                ==========         ==========         =========      ===========

NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Par value and paid-in capital applicable to 420,294 shares of   $5,814,675                                   --      $10,947,446
 common stock outstanding; $0.01 par value, 1,000,000,000
 shares authorized for Calvert Social Equity Portfolio
Par value and paid-in capital applicable to 335,233 shares of                      $5,132,771
 common stock outstanding; $1 par value for Social
 Awareness Portfolio
Undistributed net investment income                                    827                 --                --              827
Accumulated net realized gain (loss) on investments                (46,342)        (2,752,232)         (208,872)(1)  (3,007,446)
Net unrealized appreciation (depreciation) on investments         (328,465)          (648,742)          208,872 (1)    (768,335)
                                                                ----------         ----------         ---------      -----------
  NET ASSETS                                                    $5,440,695         $1,731,797                --      $ 7,172,492
                                                                ==========         ==========         =========      ===========

NET ASSETS                                                      $5,440,695         $1,731,797                        $ 7,172,492
                                                                ==========         ==========                        ===========
SHARES OUTSTANDING                                                 420,294(2)         335,233(2)       (201,400)         554,127(2)
                                                                ==========         ==========                        ===========
NET ASSET VALUE                                                 $    12.94         $     5.17                        $     12.94
                                                                ==========         ==========                        ===========


(1) Certain holdings of the Social Awareness Portfolio may not meet the social criteria of the Calvert Social Equity Portfolio, therefore may not be a permissible investment. Reclassifications were made to reflect the sales transactions.

(2) The proforma combined shares outstanding consists of 420,294 shares of the Calvert Social Equity Portfolio and 133,833 shares issued to shareholders of the Social Awareness Portfolio.

See Notes to Proforma Financial Statements.

CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL EQUITY PORTFOLIO
OHIO NATIONAL FUND, INC. - SOCIAL AWARENESS PORTFOLIO
PROFORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002 (UNAUDITED)

                                                                                                   CALVERT
                                                                                                 SOCIAL EQUITY
                                              CALVERT            SOCIAL                            PORTFOLIO
                                           SOCIAL EQUITY       AWARENESS          PROFORMA         PROFORMA
                                            PORTFOLIO *       PORTFOLIO **      ADJUSTMENTS        COMBINED
                                           -------------      ------------      -----------      -------------
NET INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------
Investment Income:
  Dividend income                           $    24,236       $    26,732               --        $    50,968
  Interest income                                 1,278             1,673               --              2,951
  Other income                                       --               986               --                986
                                            -----------       -----------         --------        -----------
   Total investment income                       25,514            29,391               --             54,905
                                            -----------       -----------         --------        -----------

Expenses:
  Investment advisory fee                        12,384            12,064           (2,022)1           22,426
  Transfer agency fees and expenses                 663                --              683 2            1,346
  Directors' fees and expenses                      470               130              297 3              897
  Administrative fees                             4,955                --            4,016 4            8,971
  Accounting fees                                 1,313             4,800            5,997 5           12,110
  Custodian fees                                 12,498             4,800           (1,151)6           16,147
  Professional fees                              13,591             7,775          (11,500)7            9,866
  Miscellaneous                                     197               601             (349)8              449
                                            -----------       -----------         --------        -----------
    Total expenses                               46,071            30,170           (4,029)            72,212
    Reimbursement from Advisor                  (20,140)               --           (1,973)9          (22,113)
    Fees paid indirectly                         (1,658)               --               --             (1,658)
                                            -----------       -----------         --------        -----------
      Net expenses                               24,273            30,170           (6,002)            48,441
                                            -----------       -----------         --------        -----------

      NET INVESTMENT INCOME (LOSS)                1,241              (779)           6,002              6,464
                                            -----------       -----------         --------        -----------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments         (46,342)           99,030         (208,872)10        (156,184)
  Change in unrealized appreciation or
  (depreciation) on investments                (328,465)         (795,337)         208,872 10        (914,930)
                                            -----------       -----------         --------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)        (374,807)         (696,307)              --         (1,071,114)
                                            -----------       -----------         --------        -----------

INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 ($  373,566)      ($  697,086)           6,002        ($1,064,650)
                                            ===========       ===========         ========        ===========

AVERAGE NET ASSETS                            2,476,922         2,008,356               --          4,485,278
RATIO OF TOTAL EXP TO AVG N/A                     1.86%             1.50%               --              1.61%
RATIO OF NET EXP TO AVG N/A                       0.98%             1.50%               --              1.08% 9

* For the period from inception April 30, 2002 through December 31, 2002. Since the Portfolio has only eight months of operations, the income and expense amounts have been annualized to reflect the results that could have been expected for one year.

**   For the year ended December 31, 2002.

The proforma combined statements of operations presented above does not necessarily reflect what the results of operations would have been if the entities had been merged on January 1, 2002. In addition, the expenses do not include the cost of merging the two funds.

See Notes to Proforma Adjustments and Proforma Financial Statements.

                         NOTES TO PROFORMA ADJUSTMENTS

1    To reflect the change in Investment Advisory Fees. The Portfolio's advisory agreement provides for the Portfolio to pay the Advisor a fee of 0.50% of the Portfolio's average daily net assets.

2    To reflect the expected Transfer Agency fees for the Portfolio.

3    To reflect the expected Director's fees and expenses for the Portfolio. The fee is based upon each Director who is not affiliated with the Advisor receiving a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

4    To reflect an Administrative Service Fee of 0.20% of the Portfolio's
average daily net assets.

5    To reflect the Accounting Fees expected to be incurred in the Portfolio.

6 To reflect the expected Custodian Fees for the Portfolio. The Portfolio has an agreement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

7    To reflect the expected Professional Fees for the combined Portfolio.

8    Proforma adjustments required to reflect the estimated expenses expected to be incurred for the upcoming fiscal year.

9    The Advisor has agreed to limit annual portfolio operating expenses (net of expense offset arrangements) through April 30, 2004. The contractual expense cap is 1.08%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage, taxes, extraordinary items and capital items.

10   Certain holdings of the Social Awareness Portfolio may not meet the social criteria of the Calvert Social Equity Portfolio, therefore may not be a permissible investment. Reclassifications were made to reflect the sales transactions.

CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL EQUITY PORTFOLIO
OHIO NATIONAL FUND, INC. - SOCIAL AWARENESS PORTFOLIO
PROFORMA PORTFOLIO OF INVESTMENTS
YEAR ENDED DECEMBER 31, 2002 (UNAUDITED)

                                        CALVERT SOCIAL        SOCIAL AWARENESS         PROFORMA
                                       EQUITY PORTFOLIO           PORTFOLIO           ADJUSTMENTS         TOTAL     TOTAL
EQUITY SECURITIES - 91.0%              SHARES    VALUE        SHARES    VALUE      SHARES     VALUE       SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE - 0.0%
Honeywell International Inc.#               -           -       700  $   16,800      (700) ($  16,800)        -           -
                                               ----------            ----------            ----------            ----------

ALUMINUM - 0.0%
Alcoa Inc.#                                 -           -     1,275      29,044    (1,275)    (29,044)        -           -
                                               ----------            ----------            ----------            ----------

BANKS - MAJOR REGIONAL - 4.0%
Bank of America Corp.                       -           -       700      48,699         -           -       700      48,699
BB&T Corp.                              2,600      96,174         -           -         -           -     2,600      96,174
Citigroup Inc.#                             -           -       683      24,035      (683)    (24,035)        -           -
Fleet Boston Financial Corp.                -           -     1,000      24,300         -           -     1,000      24,300
JP Morgan Chase & Co.                       -           -     1,700      40,800         -           -     1,700      40,800
Mellon Financial Corp.                  2,300      60,053       320       8,355         -           -     2,620      68,408
                                               ----------            ----------            ----------            ----------
                                                  156,227               146,189               (24,035)              278,381
                                               ----------            ----------            ----------            ----------

BEVERAGES - NON-ALCOHOLIC - 0.0%
PepsiCo Inc.#                               -           -       625      26,388      (625)    (26,388)        -           -
                                               ----------            ----------            ----------            ----------

BIOTECHNOLOGY - 2.0%
Amgen, Inc.*                            2,500     120,850       400      19,336         -           -     2,900     140,186
Medimmune Inc.*                             -           -       225       6,113         -           -       225       6,113
                                               ----------            ----------            ----------            ----------
                                                  120,850                25,449                     -               146,299
                                               ----------            ----------            ----------            ----------

BROADCAST RADIO & TV - 0.1%
Cablevision Systems*                        -           -       500       8,370         -           -       500       8,370
                                               ----------            ----------            ----------            ----------

BUILDING & CONSTRUCTION - 0.4%
Masco Co.                                   -           -     1,450      30,522         -           -     1,450      30,522
                                               ----------            ----------            ----------            ----------

CHEMICALS - 3.0%
Air Products & Chemicals, Inc.          2,100      89,775       500      21,375         -           -     2,600     111,150
Praxair, Inc.                           1,200      69,324       640      36,973         -           -     1,840     106,297
                                               ----------            ----------            ----------            ----------
                                                  159,099                58,348                     -               217,447
                                               ----------            ----------            ----------            ----------

                                        CALVERT SOCIAL        SOCIAL AWARENESS         PROFORMA
                                       EQUITY PORTFOLIO           PORTFOLIO           ADJUSTMENTS         TOTAL     TOTAL
EQUITY SECURITIES - 91.0%              SHARES    VALUE        SHARES    VALUE      SHARES     VALUE       SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------------
CHEMICALS - SPECIALTY - 0.8%
Ecolab, Inc.                            1,200  $   59,400         -            -        -           -     1,200  $   59,400
                                               ----------             ----------           ----------            ----------

COMMUNICATIONS EQUIPMENT - 0.3%
Qualcomm Inc.*                              -           -       650       23,654        -           -       650      23,654
                                               ----------             ----------           ----------            ----------

COMPUTERS - HARDWARE - 3.8%
Dell Computer Corp.*                    4,000     106,960       900       24,066        -           -     4,900     131,026
Hewlett Packard Co.                         -           -     1,200       20,832        -           -     1,200      20,832
Int'l Business Machines                     -           -       450       34,875        -           -       450      34,875
Sun Microsystems, Inc.*                27,000      83,970         -            -        -           -    27,000      83,970
                                               ----------             ----------           ----------            ----------
                                                  190,930                 79,773                    -               270,703
                                               ----------             ----------           ----------            ----------

COMPUTERS - NETWORKING - 2.6%
Cisco Systems, Inc.*                   12,000     157,200     2,400       31,440        -           -    14,400     188,640
                                               ----------             ----------           ----------            ----------

COMPUTERS - PERIPHERALS - 1.0%
EMC Corp.*                             11,500      70,610       750       4,605         -           -    12,250      75,215
                                               ----------            ----------            ----------            ----------

COMPUTERS - SOFTWARE & SERVICES - 4.7%
Adobe Systems, Inc.                     3,000      74,403         -           -         -           -     3,000      74,403
Ascential Software Corp.*                   -           -       190         456         -           -       190         456
Jack Henry & Associates                 5,700      68,628         -           -         -           -     5,700      68,628
Microsoft Corp.*                        2,500     129,250     1,290      66,693         -           -     3,790     195,943
Oracle Systems*#                            -           -     2,750      29,700    (2,750)    (29,700)        -           -
                                               ----------            ----------            ----------            ----------
                                                  272,281                96,849               (29,700)              339,430
                                               ----------            ----------            ----------            ----------

CONSUMER FINANCE - 0.0%
Metris Cos. Inc.#                           -           -     1,500       3,705    (1,500)     (3,705)        -           -
                                               ----------            ----------            ----------            ----------

DISTRIBUTORS - FOOD & HEALTH - 1.3%
Cardinal Health Inc.                        -           -       460      27,227         -           -       460      27,227
Performance Food Group Co.*             1,900      64,522         -           -         -           -     1,900      64,522
                                               ----------            ----------            ----------            ----------
                                                   64,522                27,227                     -                91,749
                                               ----------            ----------            ----------            ----------

ELECTRIC COMPANIES - 0.0%
Xcel Energy Inc.#                           -           -       800       8,800      (800)     (8,800)        -           -
                                               ----------            ----------            ----------            ----------

ELECTRICAL EQUIPMENT - 2.1%
Emerson Electric Co.                    1,100      55,935         -           -         -           -     1,100      55,935
General Electric Co.#                       -           -     1,170      28,489    (1,170)    (28,489)        -           -
Molex, Inc., Class A                    4,000      79,560         -           -         -           -     4,000      79,560
SPX Corp.*                                  -           -       350      13,108         -           -       350      13,108
                                               ----------            ----------            ----------            ----------
                                                  135,495                41,597               (28,489)              148,603
                                               ----------            ----------            ----------            ----------

                                        CALVERT SOCIAL        SOCIAL AWARENESS         PROFORMA
                                       EQUITY PORTFOLIO           PORTFOLIO           ADJUSTMENTS         TOTAL     TOTAL
EQUITY SECURITIES - 91.0%              SHARES    VALUE        SHARES    VALUE      SHARES     VALUE       SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS - 2.6%
Altera Corp.*                               -           -     1,000  $   12,330         -           -     1,000  $   12,330
Applied Materials*                          -           -       600       7,818         -           -       600       7,818
Flextronics Intl.*                          -           -     1,900      15,561         -           -     1,900      15,561
Intel Corp.                             8,000  $  124,560     1,625      25,301         -           -     9,625     149,861
International Rectifier Corp.*#             -           -     1,000      18,460    (1,000)    (18,460)        -           -
                                               ----------            ----------            ----------            ----------
                                                  124,560                79,470               (18,460)              185,570
                                               ----------            ----------            ----------            ----------

ENTERTAINMENT - 0.2%
AOL Time Warner Inc.*                       -           -     1,200      15,720         -           -     1,200      15,720
Viacom Inc. Class B*#                       -           -       344      14,021      (344)    (14,021)        -           -
                                               ----------            ----------            ----------            ----------
                                                        -                29,741               (14,021)               15,720
                                               ----------            ----------            ----------            ----------

FINANCIAL - DIVERSIFIED - 2.8%
American Express Co.                        -           -     1,000      35,350         -           -     1,000      35,350
Fannie Mae                                  -           -       260      16,726         -           -       260      16,726
Freddie Mac                               200      11,810       200      11,810         -           -       400      23,620
Goldman Sachs Group Inc.                    -           -       200      13,620         -           -       200      13,620
SEI Investments Co.                     4,000     108,720         -           -         -           -     4,000     108,720
                                               ----------            ----------            ----------            ----------
                                                  120,530                77,506                     -               198,036
                                               ----------            ----------            ----------            ----------

HEALTHCARE - DIVERSIFIED - 2.2%
Abbott Labs#                                -           -       700      28,000      (700)    (28,000)        -           -
Bristol Meyer Squibb                        -           -       700      16,205         -           -       700      16,205
Ivax Corp.*                                 -           -     1,200      14,556         -           -     1,200      14,556
Johnson & Johnson                       2,300     123,533         -           -         -           -     2,300     123,533
                                               ----------            ----------            ----------            ----------
                                                  123,533                58,761               (28,000)              154,294
                                               ----------            ----------            ----------            ----------

HEALTHCARE - DRUG - MAJOR
PHARMACEUTICAL - 7.6%
Merck & Co., Inc.                       2,900     164,169       900      50,949         -           -     3,800     215,118
Pfizer, Inc.                            4,500     137,565     1,500      45,855         -           -     6,000     183,420
Schering-Plough Corp.                   6,500     144,300         -           -         -           -     6,500     144,300
                                               ----------            ----------            ----------            ----------
                                                  446,034                96,804                     -               542,838
                                               ----------            ----------            ----------            ----------

HEALTHCARE - MANAGED CARE - 2.9%
Wellpoint Health Networks*              2,000     142,320       900      64,044         -           -     2,900     206,364
                                               ----------            ----------            ----------            ----------

HEALTHCARE - MEDICAL
PRODUCTS & SUPPLIES - 4.4%
Baxter International#                       -           -       725      20,300      (725)    (20,300)        -           -
Becton Dickinson Co.                        -           -       900      27,621         -           -       900      27,621
Dentsply International, Inc.            3,000     111,600         -           -         -           -     3,000     111,600
Medtronic, Inc.                         3,000     136,800       800      36,480         -           -     3,800     173,280
                                               ----------            ----------            ----------            ----------
                                                  248,400                84,401               (20,300)              312,501
                                               ----------            ----------            ----------            ----------

                                        CALVERT SOCIAL        SOCIAL AWARENESS         PROFORMA
                                       EQUITY PORTFOLIO           PORTFOLIO           ADJUSTMENTS         TOTAL     TOTAL
EQUITY SECURITIES - 91.0%              SHARES    VALUE        SHARES    VALUE      SHARES     VALUE       SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - NON-DURABLE - 1.5%
Colgate-Palmolive Co.                   1,100  $   57,673       500  $   26,215         -           -     1,600  $   83,888
Kimberly Clark                              -           -       500      23,735         -           -       500      23,735
                                               ----------            ----------            ----------            ----------
                                                   57,673                49,950                     -               107,623
                                               ----------            ----------            ----------            ----------

INSURANCE - LIFE & HEALTH - 1.8%
Aflac, Inc.                             4,000     120,480         -           -         -           -     4,000     120,480
Lincoln National Corp.                      -           -       275       8,685         -           -       275       8,685
                                               ----------            ----------            ----------            ----------
                                                  120,480                 8,685                     -               129,165
                                               ----------            ----------            ----------            ----------

INSURANCE - MULTI-LINE - 4.5%
American International Group, Inc.      2,300     133,055       215      12,438         -           -     2,515     145,493
Hartford Financial Services, Inc.       3,600     163,548       300      13,629         -           -     3,900     177,177
                                               ----------            ----------            ----------            ----------
                                                  296,603                26,067                     -               322,670
                                               ----------            ----------            ----------            ----------

INSURANCE - PROPERTY & CASUALITY - 0.2%
Chubb Corp.                                 -           -       300      15,660         -           -       300      15,660
                                               ----------            ----------            ----------            ----------

INVESTMENT BANKING / BROKERAGE - 1.4%
Charles Schwab Corp.                    9,000      97,650         -           -         -           -     9,000      97,650
                                               ----------            ----------            ----------            ----------

INVESTMENT MANAGEMENT - 1.7%
Franklin Resources, Inc.                3,000     102,240       650      22,152         -           -     3,650     124,392
                                               ----------            ----------            ----------            ----------

MACHINERY - DIVERSIFIED - 1.4%
Caterpillar Inc.#                           -           -       125       5,715      (125)     (5,715)        -           -
Deere & Co.                                 -           -       300      13,755         -           -       300      13,755
Dover Corp.                             2,900      84,564         -           -         -           -     2,900      84,564
Tyco International Ltd.#                    -           -     1,200      20,496    (1,200)    (20,496)        -           -
                                               ----------            ----------            ----------            ----------
                                                   84,564                39,966               (26,211)               98,319
                                               ----------            ----------            ----------            ----------

MANUFACTURING - DIVERSIFIED - 1.2%
Pentair, Inc.                           2,500      86,375         -           -         -           -     2,500      86,375
Textron Inc.#                               -           -       500      21,495      (500)    (21,495)        -           -
                                               ----------            ----------            ----------            ----------
                                                   86,375                21,495               (21,495)               86,375
                                               ----------            ----------            ----------            ----------

MANUFACTURING - SPECIALIZED - 2.0%
Aptargroup, Inc.                        2,800      87,472         -           -         -           -     2,800      87,472
Roper Industries, Inc.                  1,600      58,560         -           -         -           -     1,600      58,560
                                               ----------            ----------            ----------            ----------
                                                  146,032                     -                     -               146,032
                                               ----------            ----------            ----------            ----------

                                        CALVERT SOCIAL        SOCIAL AWARENESS         PROFORMA
                                       EQUITY PORTFOLIO           PORTFOLIO           ADJUSTMENTS         TOTAL     TOTAL
EQUITY SECURITIES - 91.0%              SHARES    VALUE        SHARES    VALUE      SHARES     VALUE       SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------------
NATURAL GAS - 2.1%
El Paso Corp.#                              -           -       230  $    1,601      (230) ($   1,601)        -           -
Questar Corp.                           5,500  $  153,010         -           -         -           -     5,500  $  153,010
                                               ----------            ----------            ----------            ----------
                                                  153,010                 1,601                (1,601)              153,010
                                               ----------            ----------            ----------            ----------

OIL - DOMESTIC INTEGRATED - 0.0%
Marathon Oil Corp.#                         -           -     1,050      22,354    (1,050)    (22,354)        -           -
                                               ----------            ----------            ----------            ----------

OIL - INTERNATIONAL INTEGRATED - 0.0%
Chevron Texaco Corp.#                       -           -       220      14,626      (220)    (14,626)        -           -
                                               ----------            ----------            ----------            ----------

OIL & GAS - EXPLORATION &
PRODUCTION - 2.5%
EOG Resources, Inc.                     4,000     159,680       500      19,960         -           -     4,500     179,640
                                               ----------            ----------            ----------            ----------

PERSONAL CARE - 3.1%
Alberto-Culver Co.                      2,400     116,616         -           -         -           -     2,400     116,616
Avon Products, Inc.                     2,000     107,740         -           -         -           -     2,000     107,740
                                               ----------            ----------            ----------            ----------
                                                  224,356                     -                     -               224,356
                                               ----------            ----------            ----------            ----------

PHOTOGRAPHY / IMAGING - 0.8%
Zebra Technologies Corp.*               1,000      57,300         -           -         -           -     1,000      57,300
                                               ----------            ----------            ----------            ----------

POWER PRODUCERS - INDEPENDENTS - 0.1%
Calpine Corp.*                              -           -     1,500       4,890         -           -     1,500       4,890
                                               ----------            ----------            ----------            ----------

RESTAURANTS - 1.3%
Brinker International, Inc.*            3,000      96,750         -           -         -           -     3,000      96,750
                                               ----------            ----------            ----------            ----------

RETAIL - BUILDING SUPPLIES - 1.9%
Home Depot, Inc.                        4,500     107,820         -           -         -           -     4,500     107,820
Lowes Companies                             -           -       725      27,188         -           -       725      27,188
                                               ----------            ----------            ----------            ----------
                                                  107,820                27,188                     -               135,008
                                               ----------            ----------            ----------            ----------

RETAIL - DISCOUNTERS - 1.8%
Family Dollar Stores, Inc.              4,100     127,961         -           -         -           -     4,100     127,961
                                               ----------            ----------            ----------            ----------

RETAIL - GENERAL MERCHANDISE - 3.2%
BJ's Wholesale Club, Inc.*              4,000      73,200         -           -         -           -     4,000      73,200
Target Corp.                            3,800     114,000     1,400      42,000         -           -     5,200     156,000
Wal-Mart Stores, Inc.#                      -           -       800      40,408      (800)    (40,408)        -           -
                                               ----------            ----------            ----------            ----------
                                                  187,200                82,408               (40,408)              229,200
                                               ----------            ----------            ----------            ----------

                                        CALVERT SOCIAL        SOCIAL AWARENESS         PROFORMA
                                       EQUITY PORTFOLIO           PORTFOLIO           ADJUSTMENTS         TOTAL     TOTAL
EQUITY SECURITIES - 91.0%              SHARES    VALUE        SHARES    VALUE      SHARES     VALUE       SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------------
SERVICES - COMPUTER SYSTEMS - 2.0%
Electronic Data Systems                     -           -       800  $   14,744         -           -       800  $   14,744
Sungard Data Systems, Inc.*             5,400  $  127,224         -           -         -           -     5,400     127,224
                                               ----------            ----------            ----------            ----------
                                                  127,224                14,744                     -               141,968
                                               ----------            ----------            ----------            ----------

SERVICES - DATA PROCESSING - 2.5%
Concord EFS, Inc.*                      6,000      94,440         -           -         -           -     6,000      94,440
Fiserv, Inc.*                           2,600      88,270         -           -         -           -     2,600      88,270
                                               ----------            ----------            ----------            ----------
                                                  182,710                     -                     -               182,710
                                               ----------            ----------            ----------            ----------

SERVICES - FACILITY - 1.1%
ABM Industries, Inc.                    5,000      77,500         -           -         -           -     5,000      77,500
                                               ----------            ----------            ----------            ----------

TELECOMMUNICATIONS - 0.0%
Sprint Corp.#                               -           -       875      12,670      (875)    (12,670)        -           -
                                               ----------            ----------            ----------            ----------

TELEPHONE - 4.1%
Alltel Corp.                            3,200     163,200       700      35,700         -           -     3,900     198,900
SBC Communications, Inc.                3,500      94,885         -           -         -           -     3,500      94,885
Verizon Communications#                     -           -       800      31,000      (800)    (31,000)        -           -
                                               ----------            ----------            ----------            ----------
                                                  258,085                66,700               (31,000)              293,785
                                               ----------            ----------            ----------            ----------

Total Equity Securities
  (Cost $7,294,035)                             5,343,204             1,600,603              (418,107)            6,525,700
                                               ----------            ----------            ----------            ----------

DEPOSITORY RECEIPTS - 0.0%
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Depository Receipt#                 -           -       400      35,292      (400)    (35,292)        -           -
                                               ----------            ----------            ----------            ----------

     Total Depository Receipts
       (Cost $0)                                        -                35,292               (35,292)                    -
                                               ----------            ----------            ----------            ----------


REPURCHASE AGREEMENTS - 1.5%        PRINCIPAL    VALUE     PRINCIPAL    VALUE    PRINCIPAL   VALUE    PRINCIPAL    VALUE
----------------------------------------------------------------------------------------------------------------------------
US Bank
  US Bank $109,000 at 1.05% (Agreement
    dated 12/31/02 to be repurchased at
    $109,007 on 1/2/03, collateralized
    by $111,182 Freddie Mac Mortgage
    Backed Pool #G11298, 5.00% due
    8/1/17) (Value $113,105)                -           -   109,000     109,000         -           -   109,000     109,000
                                               ----------            ----------            ----------            ----------

      Total Repurchase Agreements
        (Cost $109,000)                                 -               109,000                     -               109,000
                                               ----------            ----------            ----------            ----------

      Total Investments
        (Cost $7,403,035) - 92.5%               5,343,204             1,744,895              (453,399)            6,634,700
       Other assets and liabilities,
         net - 7.5%                                97,491               (13,098)              453,399               537,792
                                               ----------            ----------            ----------            ----------
     Total Net Assets - 100.0%                 $5,440,695            $1,731,797            $        0            $7,172,492
                                               ==========            ==========            ==========            ==========


*    Non-income producing security as no dividends were paid during the period.

# Certain holdings of the Social Awareness Portfolio may not meet the social criteria of the Calvert Social Equity Portfolio, therefore may not be a permissible investment.

See notes to Proforma Financial Statements.

CALVERT VARIABLE SERIES, INC. - CALVERT SOCIAL EQUITY PORTFOLIO
OHIO NATIONAL FUND, INC. - SOCIAL AWARENESS PORTFOLIO
NOTES TO PROFORMA FINANCIAL STATEMENTS
DECEMBER 31, 2002 (UNAUDITED)

NOTE A - SIGNIFICANT ACCOUNTING POLICIES

GENERAL: Calvert Social Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The Portfolio commenced operations on April 30, 2002. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

The proforma statement of assets and liabilities gives the effect of the proposed combination of the Portfolios. The combination is accounted for as a tax-free merger of investment companies. The proforma statement of operations presents the operations of the Portfolios on a combined basis and is presented for information purposes only: however it is not necessarily representative of what the combined result of the Portfolios would have been had the combination occurred at the beginning of the fiscal year. The transaction would be accomplished by a transfer of all of the assets and assumption of all identified liabilities of the Social Awareness Portfolio in exchange for like shares of the Calvert Social Equity Portfolio. Following the transfer, Calvert Social Equity Portfolio shares will be distributed to the respective shareholders of the Social Awareness Portfolio in liquidation and the Social Awareness Portfolio would then be dissolved. As a result of the proposed transaction, each shareholder of the Social Awareness Portfolio will receive that number of full and fractional Calvert Social Equity Portfolio shares equal in value at the date of the exchange to the value of such shareholder's respective shares of the Calvert Social Equity Portfolio.

The Calvert Social Equity Portfolio constitutes the surviving entity for financial reporting purposes, therefore it is deemed the "accounting survivor" for the merger.

SECURITY VALUATION: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities


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with a value exceeding the total purchase price, including accrued interest.
Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counter party fails to perform in accordance with the terms of the agreement.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

EXPENSE OFFSET ARRANGEMENTS: The Portfolio has an agreement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

FEDERAL INCOME TAXES: No provision for federal income tax is required since the Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B - RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .50%, of the Portfolio's average net assets.

The Advisor has agreed to limit annual portfolio operating expenses (net of expense offset arrangements) through April 30, 2004. The contractual expense cap is 1.08%. For the purpose of


                                       2

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this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor is the shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. ("NFDS") is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.










The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Calvert Variable Series Inc.'s, Calvert Social Equity Portfolio and Ohio National Fund Inc.'s, Social Awareness Portfolio included in their respective annual reports dated December 31, 2002.

                                       3

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PART C. OTHER INFORMATION

Item 15. Indemnification

      Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

      Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $9 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 16. Exhibits:

      1a. Restated Articles of Incorporation of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, dated 4/25/96, accession number 0000708950-96-000005.*

      1b. Articles Supplementary of Acacia Capital Corporation, incorporated by reference to Post-Effective Amendment No. 31, dated 4/25/96, accession number 0000708950-96-000005.*

      1c. Articles Supplementary of Acacia Capital Corporation incorporated by reference to Post-Effective Amendment No. 32, dated 4/22/97, accession number 0000708950-97-000006.*

      1d. Articles of Amendment of Acacia Capital Corporation to change name to Calvert Variable Series, Inc., and to change the name of each series, incorporated by reference to Post-Effective Amendment No. 33, dated 2/12/98, accession number 0000708950-98-000002.*

      2. Amended By-laws of Calvert Variable Series, Inc., incorporated by reference to Post-Effective Amendment No. 37, dated 4/30/99, accession number 0000708950-99-000009.*

      3.    Not Applicable

      4.    Agreement and Plan of Reorganization attached

      5.    Included in responses 1 and 2 above.

      6. Investment Advisory Agreements for Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013. Amended Schedule A to the Investment Advisory Agreement Restated December 2001 for Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.*

      7. Underwriting Agreements for Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.*

      8. Deferred Compensation Agreement, incorporated by reference to Post-Effective Agreement No. 31, dated 4/25/96, accession number 0000708950-96-000005.*

      9. Custodian Agreement, incorporated by reference to Post-Effective Amendment No. 41, dated 4/24/01, accession number
            0000708950-01-500042.*

      10.   Not Applicable

      11.   Opinion and Consent of Counsel filed herewith.

      12.   Opinion and Consent of Tax Counsel filed herewith.

      13a. Transfer Agency and Service Agreement for the National Financial Data Services, Inc. and Servicing Agreement for Calvert Shareholder Services, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013. Amended Schedule A to the Servicing Agreement Restated December 5, 2001, incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013. Amended Addendum to Schedule A Servicing Agreement Restated January 1, 2001, incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.*

      13b. Administrative Services Agreements for Ameritas Investment Corp. and Calvert Asset Management Company, Inc. filed herewith. Amended Schedule A to the Administrative Services Agreement Restated January 2, 2001 for Calvert Asset Management Company, Inc., incorporated by reference to Post-Effective Amendment No. 46, dated April 24, 2002, accession number 0000708950-02-000013.*


      14.   Consents of Independent Accountants filed herewith.


      15.   No financial statement omitted.

      16. Power of Attorney Forms signed by each Director incorporated by reference to Post Effective Amendment No. 46, dated April 24, 2002 accession number 0000708950-02-000013.*

      17.   Not Applicable

ITEM 17. UNDERTAKINGS

         (1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
         (2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Acts of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) Pursuant to the requirements of Form N-14, Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax


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                  consequences of the proposed merger described in the
                  Prospectus/Proxy Statement that is a part of this Registration Statement within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland, on the 15 day of April, 2003.

CALVERT VARIABLE SERIES, INC.

By:
_______________**__________________

Barbara J. Krumsiek
Director and Chairman

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                               Title                     Date

__________**____________             Director and
Barbara J. Krumsiek                    Chairman                  04/15/03

__________**____________             Treasurer                   04/15/03
Ronald M. Wolfsheimer

__________**____________             Director                    04/15/03
Arthur J. Pugh

__________**____________             Director                    04/15/03
Frank H. Blatz, Jr.

__________**____________             Director                    04/15/03
William J. Atherton

__________**____________             Director                    04/15/03
Alice Gresham Bullock

__________**____________             Director                    04/15/03
Thomas C. Godlasky

__________**____________             Director                    04/15/03
M. Charito Kruvant

__________**____________             Director                    04/15/03
Cynthia H. Milligan



**By Ivy Wafford Duke as Attorney-in-fact, pursuant to Power of Attorney.

/s/ Ivy Wafford Duke